UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 30, 2009

Autobytel Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-22239	33-0711569
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18872 MacArthur Boulevard, Irvine, California	92612-1400
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (949) 225-4500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Separation Agreement with Monty Houdeshell

On January 30, 2009, Autobytel Inc., a Delaware corporation (“Autobytel”), notified Mr. Houdeshell that Autobytel had elected to terminate his employment as Autobytel’s Executive Vice President and Chief Financial Officer. Such termination is without cause and will be effective February 28, 2009 (“Termination Effective Date”). In connection with the termination of Mr. Houdeshell’s employment as described in Item 5.02 below, and as contemplated by his Employment Agreement dated as of January 30, 2007, as amended by that certain Amendment No. 1 to Employment Agreement dated December 20, 2008 (collectively the “Employment Agreement”), the notice to Mr. Houdeshell included a form of Separation Agreement and Release (“Separation Agreement”) that will govern the terms of Mr. Houdeshell’s termination of employment by Autobytel. Upon Mr. Houdeshell’s execution and delivery to Autobytel of the Separation Agreement, without revocation, and his resignation as an officer of Autobytel and as an officer and director of all subsidiaries of Autobytel, Mr. Houdeshell will be eligible to receive the severance benefits set forth in the Employment Agreement.

Under the Separation Agreement, Mr. Houdeshell will be entitled to certain severance benefits as described in the Employment Agreement, including (1) a severance payment of approximately $480,000, and (2) certain benefits that were non-taxable while Mr. Houdeshell was employed by Autobytel at the time they would have been paid had Mr. Houdeshell remained an employee for a period of twelve (12) months following February 28, 2009; provided that Autobytel shall no longer be required to pay such benefits to Mr. Houdeshell to the extent that, during such twelve (12) month period, Mr. Houdeshell receives substantially similar (or better) benefits from a new employer. In the event of a change of control (as defined in the Employment Agreement) of Autobytel at any time during the six (6) month period following the Termination Effective Date, the Employment Agreement provides that Mr. Houdeshell would be entitled to an additional lump sum severance payment of approximately $480,000.

The Separation Agreement may be executed by Mr. Houdeshell at any time within the twenty-one (21) day period commencing on the Termination Effective Date and is subject to a seven (7) day revocation period after Mr. Houdeshell executes the Separation Agreement, during which period Mr. Houdeshell may revoke the Separation Agreement. If Mr. Houdeshell does not execute the Separation Agreement or executes the Separation Agreement and then revokes the Separation Agreement during the seven (7)day period, he will no longer be entitled to the severance benefits described in the paragraph above.

The foregoing description of the Separation Agreement is qualified in its entirety by reference to the full text of (1) the separation agreement with Mr. Houdeshell, a copy of which is filed herewith as Exhibit 10.2 and incorporated herein by reference, (2) the Employment Agreement dated as of January 30, 2007, a copy of which was filed as Exhibit 10.1 to Autobytel’s Form 8-K filed February 2, 2007 and is incorporated herein by reference, and (3) the Amendment No. 1 to Employment Agreement dated December 20, 2008, a copy of which is filed herewith as Exhibit 10.3 and incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

On January 30, 2009, Autobytel notified Mr. Houdeshell that Autobytel had elected to terminate his employment as Autobytel’s Executive Vice President and Chief Financial Officer and his Employment Agreement. Such termination is without cause and will be effective February 28, 2009. Mr. Houdeshell’s employment with Autobytel and the Employment Agreement were terminated by a letter dated January 30, 2009 from Autobytel to Mr. Houdeshell (“Termination Letter”).

The foregoing description of the Termination Letter is qualified in its entirety by reference to the full text of the termination letter, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Termination of Mr. Houdeshell as Executive Vice President and Chief Financial Officer

On January 30, 2009, Autobytel notified Monty Houdeshell that his employment as Autobytel’s Executive Vice President and Chief Financial Officer was terminated without cause in accordance with his Employment Agreement, to be effective February 28, 2009. It is anticipated that Mr. Houdeshell will enter into the Separation Agreement, as described in Item 1.01 above under the heading “Separation Agreement with Monty Houdeshell,” which is incorporated herein by reference. At the time Autobytel notified Mr. Houdeshell of the termination of his employment with Autobytel effective February 28, 2009, there was no disagreement between Mr. Houdeshell and Autobytel.

Appointment of Mr. Curtis E. DeWalt as Senior Vice President and Chief Financial Officer

By action taken as of January 30, 2009, Autobytel’s Board of Directors appointed Mr. Curtis E. DeWalt, Autobytel’s current Senior Vice President, Finance and Controller, to the position of Senior Vice President and Chief Financial Officer, to be effective March 1, 2009. Mr. DeWalt, age 54, joined Autobytel as Vice President, Finance in October 2007, was appointed Vice President and Controller in November 2007 and was appointed Senior Vice President, Finance and Controller in December 2008. Prior to joining Autobytel, Mr. DeWalt served as Vice President, Finance and Accounting of Roth Staffing Companies, Inc., from August 2006 to October 2007. From July 2003 to August 2006, he also served as Assistant Vice President, Accounting at Remedy Temp, Inc. From 1990 to 2003, Mr. DeWalt was with a business unit of Saint-Gobain Ceramics & Plastics Inc. serving in various positions, including Controller of the Performance Plastics business unit (formerly Furon) and Director, Finance and Information Systems at Industrial Ceramics-Corhart Refractories Inc. Prior to 1990, he held various financial positions with The Pittston Company’s Brink’s Inc. and Burlington Air Express (BAX Global) subsidiaries. Mr. DeWalt received a Masters of Business Administration, Finance from Scared Heart University in Connecticut and a Bachelor of Science in Business Administration, from Bryant University in Rhode Island.

Appointment of Mr. Wesley Ozima as Vice President and Controller

By action taken as of January 30, 2009, Autobytel’s Board of Directors appointed Mr. Wesley Ozima, Autobytel’s current Director, Corporate Accounting, to the position of Vice President and Controller, to be effective March 1, 2009. Mr. Ozima, age 46, joined Autobytel as Director, Business Assurance & Internal Controls in August 2004 and was appointed Director, Corporate Accounting in November 2007. Prior to joining Autobytel, Mr. Ozima served as Assistant Director, Business Assurance & Consulting Group of Volt Information Sciences, Inc. from December 2000 to August 2004 and as a Senior Manager with Glenn M. Gelman & Associates (CPA and Consulting firm) from October 1998 to December 2000. Prior to December 2000, Mr. Ozima had served ten years at Deloitte & Touche LLP as a Senior Consultant and an Audit Senior Manager. Mr. Ozima received a Bachelor of Science, Business Administration, Accounting Option from California State University, Northridge.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.1	Termination Letter to Mr. Houdeshell

10.2	Form of Separation Agreement and Release between Autobytel and Mr. Houdeshell

10.3	Amendment No. 1 to Employment Agreement dated December 20, 2008

99.1	Press release dated February 3, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Autobytel Inc.

By:	/s/ Glenn E. Fuller
Glenn E. Fuller, Executive Vice President, Chief Legal and Administrative Officer and Secretary

Date: February 3, 2009

INDEX TO EXHIBITS

Exhibit Number	Description
10.1	Termination Letter to Mr. Houdeshell

10.2	Form of Separation Agreement and Release between Autobytel and Mr. Houdeshell

10.3	Amendment No. 1 to Employment Agreement dated December 20, 2008

99.1	Press release dated February 3, 2009

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